Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Baoshinn Corporation (the "Company") for the fiscal year ending March 31, 2007, I, Tong Ricky Chiu, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-KSB for the fiscal year ending March 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-KSB for the fiscal year ending March 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 21, 2007

Baoshinn Corporation

/s/ Tong Ricky Chiu

Tong Ricky Chiu

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Baoshinn Corporation (the "Company") for the fiscal year ending March 31, 2007, I, Pan Hung Benny Kan, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-KSB for the fiscal year ending March 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-KSB for the fiscal year ending March 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 21, 2007

Baoshinn Corporation

/s/ Pan Hung Benny Kan

Pan Hung Benny Kan